Vivaldi Multi-Strategy Fund

Class A Shares

(Ticker Symbol: OMOAX)

Class I Shares

(Ticker Symbol: OMOIX)

A series of Investment Managers Series Trust II

Supplement dated September 11, 2019, to the

Summary Prospectus dated February 5, 2019, as supplemented.

Effective immediately, the Vivaldi Multi-Strategy Fund (the “Fund”) will change the frequency of net investment income distributions from annually to quarterly. In addition, such distributions will now be based on a pre-determined rate. Accordingly, the following is added to the “Principal Risks of Investing” section beginning on page 4 of the Summary Prospectus:

Fund Distributions Risk. The Fund seeks to make distributions once per quarter based on a pre-determined rate. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The amount of the Fund’s quarterly income payments could vary substantially from one year to the next, during the course of a year, and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of distributions at any time or over any period of time.

Please file this Supplement with your records.